Subsequent events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent events

Note 16 – Subsequent events

1.	Subsequent to the balance sheet date, as of March 21 2025, the Company sold 541,996 ordinary shares pursuant to the 2024 Sales Agreement with JonesTrading, for a total consideration of approximately $1.5 million. See note 11(A)(6).

2.	Subsequent to the balance sheet date, as of March 21, 2025 the Company has issued an aggregate of 7,891 ordinary shares to YA as part of the Commitment Shares and an aggregate of 25,000 ordinary shares that we sold to YA as Advance Shares for aggregate gross proceeds of approximately $75 thousand. See note 11(A)(5).